UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2020

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange
2.625% Euro Notes due 2025	ECL 25	New York Stock Exchange
1.000% Euro Notes due 2024	ECL 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 below with respect to the Underwriting Agreement (as defined below) is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 below with respect to the Notes and the Indenture (each as defined below) is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01 Other Events.

On August 10, 2020, Ecolab Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several Underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $600 million aggregate principal amount of its 1.300% Notes due 2031 (the “2031 Notes”) and $500 million aggregate principal amount of its 2.125% Notes due 2050 (the “2050 Notes” and, together with the 2031 Notes, the “Notes”). The Underwriting Agreement contains customary representations, warranties and covenants made by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

On August 13, 2020, the Company completed the offering of the Notes, and the Notes were issued pursuant to an Indenture (the “Base Indenture”), dated January 12, 2015, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by the Ninth Supplemental Indenture, dated August 13, 2020 (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The 2031 Notes and the 2050 Notes are separate series of debt securities under the Indenture.

The 2031 Notes bear interest at a rate of 1.300% per annum, payable semi-annually in arrears on January 30 and July 30 of each year, beginning January 30, 2021. The 2031 Notes will mature on January 30, 2031 and are redeemable at the Company’s option, in whole at any time or in part from time to time, at the redemption prices specified in the Indenture.

The 2050 Notes bear interest at a rate of 2.125% per annum, payable semi-annually in arrears on February 15 and August 15 of each year, beginning February 15, 2021. The 2050 Notes will mature on August 15, 2050 and are redeemable at the Company’s option, in whole at any time or in part from time to time, at the redemption prices specified in the Indenture.

Upon the occurrence of certain change of control events with respect to the Notes of a series as described in the Indenture, the Company will be required to offer to repurchase the Notes of such series at a price equal to 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest to, but excluding, the date of repurchase.

The Indenture contains covenants that limit, among other things, the ability of the Company and its subsidiaries to incur liens on certain properties to secure debt, to engage in sale and leaseback transactions and to transfer certain property, stock or debt of any restricted subsidiary to any unrestricted subsidiary (each as defined in the Indenture).

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-221305) under the Securities Act of 1933, as amended, which was filed with the Securities and Exchange Commission (the “SEC”) and became effective on November 2, 2017. The Company has filed with the SEC a prospectus supplement, dated August 10, 2020, together with the accompanying prospectus, dated November 2, 2017, relating to the offering and sale of the Notes.

The above description of the Underwriting Agreement, the Base Indenture, the Ninth Supplemental Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Base Indenture, the Ninth Supplemental Indenture, the form of 1.300% Notes due 2031 and the form of 2.125% Notes due 2050, each of which is incorporated herein by reference and which are included in this Current Report on Form 8-K as Exhibits (1.1), (4.1), (4.2), (4.3) and (4.4), respectively.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description	Method of Filing
(1.1)	Underwriting Agreement, dated August 10, 2020, between Ecolab Inc. and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.*	Filed herewith electronically.

(4.1)	Indenture, dated as of January 12, 2015, between Ecolab Inc. and Wells Fargo Bank, National Association.	Incorporated by reference to the Current Report on Form 8-K filed by Ecolab Inc. with the SEC on January 15, 2015.

(4.2)	Ninth Supplemental Indenture, dated as of August 13, 2020, between Ecolab Inc. and Wells Fargo Bank, National Association.	Filed herewith electronically.

(4.3)	Form of 1.300% Notes due 2031.	Included in Exhibit (4.2) above.

(4.4)	Form of 2.125% Notes due 2050.	Included in Exhibit (4.2) above.

(5.1)	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated August 13, 2020.	Filed herewith electronically.

(23.1)	Consent of Skadden, Arps, Slate, Meagher & Flom LLP.	Included in Exhibit (5.1) above.

(104)	Cover Page Interactive Data File.	Embedded within the Inline XBRL document.

* Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: August 13, 2020

	By:	/s/ David F. Duvick
	Name:	David F. Duvick
	Title:	Assistant Secretary